UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2026
NEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 416-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

News Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on November 5, 2026. A brief description of the matters voted upon at the Annual Meeting and the voting results on such matters are set forth below. Each matter was decided by poll and all votes were submitted via valid proxies received before the Annual Meeting.

Proposal 1: The following individuals were each elected to serve as a Director of the Company:

Name	For	Against	Abstain	Broker Non-Votes
Lachlan K. Murdoch	134,517,212	10,188,853	11,903	2,835,748
	93.0%	7.0%
Robert J. Thomson	144,152,401	556,892	8,675	2,835,748
	99.6%	0.4%
José María Aznar	118,304,666	26,402,736	10,566	2,835,748
	81.8%	18.2%
Natalie Bancroft	135,989,504	8,719,374	9,090	2,835,748
	94.0%	6.0%
Ana Paula Pessoa	140,573,702	4,134,125	10,141	2,835,748
	97.1%	2.9%
Masroor Siddiqui	135,856,150	8,852,036	9,782	2,835,748
	93.9%	6.1%

Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027 passed as follows:

For:	145,814,371
98.8%
Against:	1,731,964
1.2%
Abstain:	7,381
Broker Non-Votes:	0

Proposal 3: A proposal to approve, on an advisory, nonbinding basis, the Company’s executive compensation passed as follows:

For:	138,558,006
95.8%
Against:	6,079,512
4.2%
Abstain:	80,450
Broker Non-Votes:	2,835,748

Proposal 4: A proposal to vote, on an advisory, nonbinding basis, for the preference as to the frequency of future advisory votes to approve executive compensation was voted upon as follows:

1 Year:	143,641,007
99.3%
2 Years:	6,116
0.0%
3 Years:	1,062,390
0.7%
Abstain:	8,455
Broker Non-Votes:	2,835,748

The Company will include an advisory vote to approve executive compensation on an annual basis until the next required vote on the frequency of future advisory votes to approve executive compensation.

Item 7.01    Regulation FD Disclosure.

On November 5, 2026, Lachlan K. Murdoch, the Company’s Chair, and Robert J. Thomson, the Company’s Chief Executive, addressed stockholders at the Annual Meeting. A copy of Messrs. Murdoch’s and Thomson’s remarks prepared for the Annual Meeting is furnished as Exhibit 99.1 hereto.

The information under this caption Item 7.01, including information furnished in any related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Remarks of Messrs. Lachlan K. Murdoch and Robert J. Thomson prepared for the Company’s Annual Meeting of Stockholders on November 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: November 5, 2026